Exhibit 10.1

EXECUTION COPY

$175,000,000 AGGREGATE PRINCIPAL AMOUNT

SCHOOL SPECIALTY, INC.

3.75% CONVERTIBLE SUBORDINATED DEBENTURES

DUE 2026

Purchase Agreement

dated November 16, 2006

Purchase Agreement

November 16, 2006

BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York  10019

Ladies and Gentlemen:

School Specialty, Inc., a Wisconsin corporation (the “Company”), proposes to issue and sell to the purchasers named in Schedule A (the “Initial Purchasers”) $175,000,000 in aggregate principal amount of its 3.75% Convertible Subordinated Debentures due 2026 (the “Firm Debentures”).  In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional $25,000,000 in aggregate principal amount of its 3.75% Convertible Subordinated Debentures due 2026 (the “Optional Debentures” and, together with the Firm Debentures, the “Debentures”). Banc of America Securities LLC (“BAS”) has agreed to act as representative of the several Initial Purchasers (in such capacity, the “Representatives”) in connection with the offering and sale of the Debentures.  To the extent that there are no additional Initial Purchasers listed on Schedule I other than you, the terms Representatives and Initial Purchasers as used herein shall mean you, as Initial Purchasers. The terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires.

The Debentures will be convertible on the terms, and subject to the conditions, set forth in the Indenture (as defined below).  As used herein, “Conversion Shares” means the shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), if any, to be received by the holders of the Debentures upon conversion of the Debentures pursuant to the terms of the Debentures.

The Debentures will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Securities Act”), in reliance upon an exemption therefrom.

Holders of the Debentures (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Resale Registration Rights Agreement, dated the Closing Date, between the Company and the Initial Purchasers (the “Registration Rights Agreement”), pursuant to which the Company will agree to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Registration Statement”) covering the resale of the Debentures and the Conversion Shares.  This Agreement, the Indenture, the Debentures and the Registration Rights Agreement are referred to herein collectively as the “Operative Documents.”

The Company understands that the Initial Purchasers propose to make an offering of the Debentures on the terms and in the manner set forth herein and in the Final Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Debentures to purchasers (the “Subsequent Purchasers”) at any time after the date of this Agreement.

The Company has prepared an offering memorandum, dated the date hereof, setting forth information concerning the Company, the Debentures, the Registration Rights Agreement and the Common Stock, in form and substance reasonably satisfactory to the Initial Purchasers.  As used in this Agreement, “Offering Memorandum” means, collectively, the Preliminary Offering Memorandum dated as of November 15, 2006 (the “Preliminary Offering Memorandum”) and the offering memorandum dated the date hereof (the “Final Offering Memorandum”), each as then amended or supplemented by the Company.  As used herein, each of the terms “Offering Memorandum”, “Preliminary Offering Memorandum” and “Final Offering Memorandum” shall include in each case the documents incorporated or deemed to be incorporated by reference therein.

The Company hereby confirms its agreements with the Initial Purchasers as follows:

Section 1.

Representations and Warranties of the Company.

The Company hereby represents, warrants and covenants to each Initial Purchaser as follows:

(a)

No Registration.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 6 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Debentures to the Initial Purchasers, the offer, resale and delivery of the Debentures by the Initial Purchasers and the conversion of the Debentures into Conversion Shares, in each case in the manner contemplated by this Agreement, the Indenture and the Offering Memorandum, to register the Debentures or the Conversion Shares under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(b)

No Integration.  None of the Company or any of its subsidiaries has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act) that is or will be integrated with the sale of the Debentures or the Conversion Shares in a manner that would require registration under the Securities Act of the Debentures or the Conversion Shares.

(c)

Rule 144A.  No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Debentures are listed on any national securities exchange registered under Section 6 of the Exchange Act, or quoted on an automated inter-dealer quotation system.

(d)

Exclusive Agreement.  In the past six months, the Company has not paid or agreed to pay to any person any compensation for soliciting another person to purchase any securities of the Company (except as contemplated in this Agreement).

(e)

Offering Memoranda.  The Company hereby confirms that it has authorized the use of the Disclosure Package, including the Preliminary Offering Memorandum, and the Final Offering Memorandum in connection with the offer and sale of the Debentures by the Initial Purchasers.  Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Disclosure Package or the Final Offering Memorandum complied or will comply when it is filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.  The Preliminary Offering Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  At the date of this Agreement, the Closing Date and on any Subsequent Closing Date, the Final Offering Memorandum did not and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date and on any Subsequent Closing Date, will not) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on the behalf of the Initial Purchasers specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchasers consists of the information described as such in Section 8 hereof.

(f)

Disclosure Package.  The term “Disclosure Package” shall mean (i) the Preliminary Offering Memorandum, as amended or supplemented, (ii) the issuer free writing prospectuses (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule C hereto, (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package, and (iv) the Final Term Sheet (as defined herein), which shall also be identified in Schedule C hereto.  As of 8:00 am (Eastern time) on the date immediately following the date of this Agreement (the “Execution Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchasers consists of the information described as such in Section 8 hereof.

(g)

Company Not Ineligible Issuer.  (i) At the time of the Preliminary Offering Memorandum and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of the clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act).

(h)

Issuer Free Writing Prospectuses.  Neither any Issuer Free Writing Prospectus nor the Final Term Sheet includes any information that conflicts with the information contained in the Offering Memorandum, including any document incorporated by reference therein that has not been superseded or modified.  The preceding sentence does not apply to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchasers consists of the information described as such in Section 8 hereof.

(i)

Statements in Offering Memorandum.  The statements incorporated by reference in each of the Disclosure Package and the Final Offering Memorandum under the heading “Legal Proceedings” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings.

(j)

Tax Statements in Offering Memorandum.  The statements set forth in each of the Disclosure Package and the Final Offering Memorandum under the caption “Material U.S. Federal Income Tax Considerations” insofar as such statements purport to summarize matters of United States federal income tax laws or legal conclusions with respect thereto, and subject to the limitations, qualifications and assumptions set forth therein, fairly summarize in all material respects the matters set forth therein.

(k)

Offering Materials Furnished to Initial Purchasers.  The Company has delivered to the Representatives copies of the materials contained in the Disclosure Package and the Final Offering Memorandum, each as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Initial Purchasers.

(l)

Authorization of the Purchase Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and assuming that it has been duly authorized, executed and delivered by the Initial Purchasers, and is a valid and binding agreement of, the Company.

(m)

Authorization of the Indenture.  The Indenture has been duly authorized by the Company and, upon the effectiveness of the Registration Statement, will be qualified under the Trust Indenture Act; on the Closing Date, the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Indenture conforms in all material respects to the description thereof contained in the Final Offering Memorandum.

(n)

Authorization of the Debentures.  The Debentures have been duly authorized by the Company; when the Debentures are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to this Agreement on the Closing Date or any Subsequent Closing Date, as the case may be (assuming due authentication of the Debentures by the Trustee), such Debentures will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Debentures will conform in all material respects to the description thereof contained in the Final Offering Memorandum.

(o)

Authorization of the Conversion Shares.  The shares of Common Stock initially issuable upon conversion of the Debentures have been duly authorized and reserved and, when issued upon conversion of the Debentures in accordance with the terms of the Debentures, will be validly issued, fully paid and non-assessable (except to the extent provided under former Section 180.0622(2)(b) of the Wisconsin Business Corporation Law and predecessor and successor statutes, and judicial interpretations thereof with respect to obligations incurred by the Company prior to June 14, 2006), and the issuance of such shares will not be subject to any preemptive or similar rights.

(p)

Authorization of the Registration Rights Agreement.  The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and assuming that it has been duly authorized, executed and delivered by the Initial Purchasers, is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(q)

No Material Adverse Change.  Except as otherwise disclosed in the Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), subsequent to the respective dates as of which information is given in the Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, of the Company and its subsidiaries, considered as one entity (a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(r)

Independent Accountants.  Deloitte & Touche LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, is an independent registered public accounting firm with respect to the Company, as required by the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder.

(s)

Preparation of the Financial Statements.  The financial statements included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified.  Such financial statements comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto or otherwise stated in the Offering Memorandum.  The financial data set forth in each of the Preliminary Offering Memorandum and the Final Offering Memorandum under the captions “Summary—Summary Historical Consolidated Financial Data” and “Capitalization” fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements incorporated by reference in the Preliminary Offering Memorandum and the Final Offering Memorandum.  The Company’s ratios of earnings to fixed charges set forth in each of the Preliminary Offering Memorandum and the Final Offering Memorandum have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

(t)

Incorporation and Good Standing of the Company and its Subsidiaries.  Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in active status or good standing, as the case may be, under the laws of the jurisdiction of its incorporation and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and Final Offering Memorandum and, in the case of the Company, to enter into and perform its obligations under this Agreement.  Each of the Company and its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the condition, financial or otherwise, or on the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”).  All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable (except to the extent provided under former Section 180.0622(2)(b) of the Wisconsin Business Corporation Law and predecessor and successor statutes and judicial interpretations thereof with respect to obligations incurred by the Company prior to June 14, 2006) and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim (except for such security interests, mortgages, pledges, liens or encumbrances granted, made or existing under or in connection with the Company’s Credit Agreement or such as would not have a Material Adverse Effect).  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2006.

(u)

Capitalization and Other Capital Stock Matters.  The authorized, issued and outstanding capital stock of the Company is as set forth in the each of the Disclosure Package and Final Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Disclosure Package and the Final Offering Memorandum or upon exercise of outstanding options described in the Disclosure Package and the Final Offering Memorandum, as the case may be).  The Common Stock (including the Conversion Shares) conforms in all material respects to the description thereof contained in each of the Disclosure Package and the Final Offering Memorandum.  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable (except to the extent provided under former Section 180.0622(2)(b) of the Wisconsin Business Corporation Law and predecessor and successor statutes and judicial interpretations thereof with respect to obligations incurred by the Company prior to June 14, 2006) and have been issued in compliance with federal and state securities laws.  None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Disclosure Package and the Final Offering Memorandum.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in each of the Disclosure Package and the Final Offering Memorandum accurately and fairly presents and summarizes in all material respects such plans, arrangements, options and rights.

(v)

Stock Option Awards.  All stock option awards granted by the Company (other than any awards assumed by the Company in connection with any corporate transaction) have been appropriately authorized by the board of directors of the Company or a duly authorized committee thereof; all stock options granted to employees in the United States reflect the fair market value of the Company’s capital stock as determined under Section 409A of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto, on the date the option was granted (within the meaning of United States Treasury Regulation §1.421-1(c)); no stock option awards granted by the Company (other than any awards assumed by the Company in connection with any corporate transaction) have been retroactively granted, or the exercise or purchase price of any stock option award determined retroactively; there is no action, suit, proceeding, formal inquiry or formal investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company in connection with any stock option awards granted by the Company.

(w)

Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws, (ii) is (or, with the giving of notice or lapse of time, would be) in default (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), (iii) is in Default under the $350.0 million Amended and Restated Credit Agreement dated February 1, 2006 by and among the Company, certain subsidiaries and affiliates of the Company, Bank of America, N.A. as Administrative Agent and Collateral Agent and the lenders thereto (the “Credit Agreement”), the Company and New School, Inc.’s Receivables Purchase Agreement dated as of November 22, 2000, as amended (the “Receivables Facility”) or the Company’s 3.75% Convertible Subordinated Notes due 2023 (the “2003 Notes”) or (iv) is in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iv) only, for such Defaults or violations as would not, individually or in the aggregate, have a Material Adverse Effect.

The Company’s execution, delivery and performance of the Operative Documents and consummation of the transactions contemplated thereby and by the Disclosure Package and the Final Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below)(except pursuant to restrictions contained within the Credit Agreement for prepayment of Debentures in cash) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having  jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s execution, delivery and performance of the Operative Documents and consummation of the transactions contemplated thereby and by the Disclosure Package and the Final Offering Memorandum, except (i) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act, the Trust Indenture Act and the rules and regulations promulgated thereunder and (ii) such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.  As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right  to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(x)

No Stamp or Transfer Taxes.  There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities or upon the issuance of Common Stock upon the conversion thereof.

(y)

No Material Actions or Proceedings.  Except as otherwise disclosed in the Disclosure Package, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(z)

Labor Matters.  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(aa)

Intellectual Property Rights.  The Company and its subsidiaries own, possess, license or have other rights to use, all material patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) reasonably necessary for the conduct of the Company’s business as now conducted or as proposed in each of the Disclosure Package and the Final Offering Memorandum to be conducted.  Except as set forth in the Disclosure Package and the Final Offering Memorandum under the caption “Business—Intellectual Property,” (a) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (b) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any material Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim (c) to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(bb)

All Necessary Permits, etc.  Except as otherwise disclosed in the Disclosure Package, the Company and each subsidiary possess such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(cc)

Title to Properties.  The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned by each of them in the financial statements included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except (i) such as do not, singly or in the aggregate, materially and adversely affect the value of such property and do not, singly or in the aggregate, materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary, (ii) liens for current taxes not yet due and payable and (iii) liens securing debt which is reflected in the Company’s financial statements.  The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not, singly or in the aggregate, materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(dd)

Tax Law Compliance.  The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties such as are not yet due, or are being contested in good faith and by appropriate proceedings or where the failure to make such filings or pay such taxes would not have a Material Adverse Effect.  The Company has made appropriate provisions as required by GAAP in the financial statements included or incorporated by reference in the Disclosure Package and the Final Offering Memorandum in respect of all federal, state and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(ee)

Company Not an “Investment Company”.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and, after receipt of payment for the Debentures and application of the proceeds as described under “Use of Proceeds” in each of the Preliminary Offering Memorandum and the Final Offering Memorandum will not be, required to register as an “investment company” within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(ff)

Compliance with Reporting Requirements.  The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(gg)

Insurance.  Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of terrorism or vandalism and earthquakes.  All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for.  The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have a Material Adverse Effect.

(hh)

No Restriction on Distributions.  No subsidiary of the Company, other than New School, Inc. is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Final Offering Memorandum.

(ii)

No Price Stabilization or Manipulation.  The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Debentures.  The Company acknowledges that the Initial Purchasers may engage in passive market making transactions in the Common Stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act.  The Initial Purchasers acknowledge that the Company is conducting a stock repurchase program as contemplated by the Offering Memorandum.

(jj)

Related Party Transactions.  There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Preliminary Offering Memorandum and the Final Offering Memorandum that have not been described as required.

(kk)

No General Solicitation.  None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act (“Regulation D”)), has, directly or through an agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering of the Debentures or the Conversion Shares under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; the Company has not entered into any contractual arrangement with respect to the distribution of the Debentures or the Conversion Shares except for this Agreement, and the Company will not enter into any such arrangement except for the Registration Rights Agreement and as may be contemplated thereby.

(ll)

Compliance with Environmental Laws.  Except as described in the Disclosure Package and the Final Offering Memorandum or as would not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Change: (i) neither the Company nor or any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, without limitation, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the Company’s knowledge, threatened against the Company or any of its respective subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that would result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law except as would not, individually or in the aggregate, have a Material Adverse Effect.

(mm)

ERISA Compliance.  The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, “ERISA,” and which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA except as described in the Disclosure Package and the Final Offering Memorandum or as would not be reasonably likely to result in a Material Adverse Change.  “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder of which the Company or such subsidiary is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates except as described in the Offering Memorandum or as would not be reasonably likely to result in a Material Adverse Change.  No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Except as described in the Offering Memorandum or as would not be reasonably likely to result in a Material Adverse Change, neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and, to the Company’s knowledge, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification except as described in the Disclosure Package and the Final Offering Memorandum or as would not be reasonably likely to result in a Material Adverse Change.

(nn)

No Outstanding Loans or Other Indebtedness.  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of their families, except as disclosed in the Disclosure Package and the Final Offering Memorandum.

(oo)

Sarbanes-Oxley Compliance.  There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(pp)

Internal Controls and Procedures.  The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 and Rule 15d-15 under the Securities Exchange Act of 1934, as amended, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(qq)

No Material Weakness in Internal Controls.  Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(rr)

PORTAL.  The Company has been advised by the NASD’s PORTAL Market that the Debentures have been designated PORTAL eligible securities in accordance with the rules and regulations of the NASD.

Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.

Section 2.

Purchase, Sale and Delivery of the Debentures.

(a)

The Firm Debentures.  The Company agrees to issue and sell to the several Initial Purchasers the Firm Debentures upon the terms herein set forth.  On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the respective principal amount of Firm Debentures set forth opposite their names on Schedule A at a purchase price of 97.625% of the aggregate principal amount thereof.

(b)

The Closing Date.  Delivery of the Firm Debentures to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004  (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York City time, on November 22, 2006, or such other time and date as shall be mutually agreed by the Representatives and the Company (the time and date of such closing are called the “Closing Date”).

(c)

The Optional Debentures; any Subsequent Closing Date.  In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Initial Purchasers to purchase, severally and not jointly, up to $25,000,000 aggregate principal amount of Optional Debentures from the Company at the same price as the purchase price to be paid by the Initial Purchasers for the Firm Debentures.  The option granted hereunder may be exercised at any time and from time to time upon notice by the Representatives to the Company, which notice may be given at any time within 13 days from the date of this Agreement.  Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount) of Optional Debentures as to which the Initial Purchasers are exercising the option, (ii) the names and denominations in which the Optional Debentures are to be registered and (iii) the time, date and place at which such Debentures will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of the Firm Debentures and the Optional Debentures).  Such time and date of delivery, if subsequent to the Closing Date, is called a “Subsequent Closing Date” and shall be determined by the Representatives.  Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than 10 business days after the date of such notice.  If any Optional Debentures are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Optional Debentures (subject to such adjustments to eliminate fractional amount as the Representatives may determine) that bears the same proportion to the total principal amount of Optional Debentures to be purchased as the principal amount of Firm Debentures set forth on Schedule A opposite the name of such Initial Purchaser bears to the total principal amount of Firm Debentures.

(d)

Payment for the Debentures.  Payment for the Debentures shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to the order of the Company.

It is understood that the Representatives have been authorized, for their own account and the accounts of the several Initial Purchasers, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Debentures and any Optional Debentures the Initial Purchasers have agreed to purchase.  BAS, individually and not as the Representative of the Initial Purchasers, may (but shall not be obligated to) make payment for any Debentures to be purchased by any Initial Purchaser whose funds shall not have been received by the Representatives by the Closing Date or any Subsequent Closing Date, as the case may be, for the account of such Initial Purchaser, but any such payment shall not relieve such Initial Purchaser from any of its obligations under this Agreement.

(e)

Delivery of the Debentures.  The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Initial Purchasers the Firm Debentures at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The Company shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Initial Purchasers, the Optional Debentures the Initial Purchasers have agreed to purchase at the Closing Date or any Subsequent Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  Delivery of the Debentures shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

Section 3.

Covenants of the Company.  The Company covenants and agrees with each Initial Purchaser as follows:

(a)

Representatives’ Review of Proposed Amendments and Supplements.  During the period beginning on the date hereof and ending on the date of the completion of the resale of the Debentures by the Initial Purchasers (as notified by the Initial Purchasers to the Company), prior to amending or supplementing the Disclosure Package or the Final Offering Memorandum, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not print, use or distribute such proposed amendment or supplement to which the Representatives reasonably object.

(b)

Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters.  If, at any time prior to the completion of the resale of the Debentures by the Initial Purchasers (as notified by the Initial Purchasers to the Company), any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package or the Final Offering Memorandum in order that the Disclosure Package or the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Disclosure Package or the Final Offering Memorandum to comply with law, the Company shall promptly notify the Initial Purchasers and prepare, subject to Section 3(a) and Section 3(c) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission.

(c)

Final Term Sheet.  The Company will prepare a final term sheet containing solely a description of the Debentures, including the price at which the Debentures are to be sold, in a form approved by the Representatives (the “Final Term Sheet”).

(d)

Permitted Free Writing Prospectuses.  The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Debentures that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule C hereto.  Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus”.  The Company agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus.

(e)

Copies of Offering Memorandum.  The Company agrees to furnish to the Representatives, without charge, until the earlier of nine months after the date hereof or the completion of the resale of the Debentures by the Initial Purchasers (as notified by the Initial Purchasers to the Company) as many copies of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendments and supplements thereto and the Disclosure Package as the Representatives may request.

(f)

Blue Sky Compliance.  The Company shall cooperate with the Representatives and counsel for the Initial Purchasers, as the Initial Purchasers may reasonably request from time to time, to qualify or register the Debentures for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Debentures.  The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Debentures for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof as soon as reasonably practicable.

(g)

Rule 144A Information.  For so long as any of the Debentures are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company shall provide to any holder of the Debentures or to any prospective purchaser of the Debentures designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

(h)

Compliance with Securities Law.  The Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

(i)

Legends.  Each of the Debentures will bear, to the extent applicable, the legend contained in “Transfer Restrictions” in the Final Offering Memorandum for the time period and upon the other terms stated therein.

(j)

Written Information Concerning the Offering.  Without the prior written consent of the Representatives, the Company will not give to any prospective purchaser of the Debentures or any other person not in its employ any written information concerning the offering of the Debentures other than the Disclosure Package, the Final Offering Memorandum or any other offering materials prepared by or with the prior consent of the Representatives

(k)

No General Solicitation.  Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the Company will not, and will cause its subsidiaries not to, solicit any offer to buy or offer to sell the Debentures by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(l)

No Integration.  The Company will not, and will cause its subsidiaries not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Debentures in a manner that would require the registration under the Securities Act of the Debentures.

(m)

Information to Publishers.  Any information provided by the Company to publishers of publicly available databases about the terms of the Securities shall include a statement that the Securities have not been registered under the Act and are subject to restrictions under Rule 144A of the Act.

(n)

DTC.  The Company will cooperate with the Representatives and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(o)

Rule 144 Tolling.  During the period of two years after the later of the Closing Date or the Subsequent Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Debentures which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(p)

Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Debentures sold by it in the manner described under the caption “Use of Proceeds” in each of the Disclosure Package and the Final Offering Memorandum.

(q)

Transfer Agent.  The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(r)

Available Conversion Shares.  The Company will reserve and keep available at all times, free of pre-emptive rights, the full number of Conversion Shares.

(s)

Conversion Price.  Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price.

(t)

Company to Provide Interim Financial Statements and Other Information.  If available prior to the Closing Date, the Company will furnish the Initial Purchasers, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any fiscal period ending subsequent to the period covered by the most recent financial statements appearing in the Final Offering Memorandum.

(u)

Company to Provide Copy of the Offering Memorandum in Form That May be Downloaded from the Internet.  The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to BAS an “electronic Final Offering Memorandum” to be used by BAS in connection with the offering and sale of the Debentures.  As used herein, the term “electronic Offering Memorandum” means a form of Final Offering Memorandum, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to BAS, that may be transmitted electronically by BAS to offerees and purchasers of the Debentures for at least the period in which the Initial Purchasers are distributing the Debentures; (ii) it shall disclose the same information as the paper Final Offering Memorandum, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Final Offering Memorandum with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to BAS, that will allow investors to store and have continuously ready access to the Final Offering Memorandum at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(v)

Agreement Not to Offer or Sell Additional Securities.  During the period commencing on the date hereof and ending on the 90th day following the date of the Final Offering Memorandum, the Company will not, without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position”  within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock (other than with respect to the exercise of options outstanding prior to the date hereof), options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Debentures); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or shares of its Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Disclosure Package or the Final Offering Memorandum, provided, however, that to the extent such shares, options or shares issued upon exercise of such options are issued to a director or executive officer of the Company, such director or executive officer agrees in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 90 day period without the prior written consent of BAS (which consent may be withheld at the sole discretion of the BAS).  Notwithstanding the foregoing, if (x) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  The Company will provide the Representatives and each individual subject to the restricted period pursuant to the lock-up letters described in Section 5(h) with prior notice of any such announcement that gives rise to an extension of the restricted period.

(w)

Future Reports to Shareholders.  To the extent not available on Edgar, to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(x)

Future Reports to the Representatives.  To the extent not available on Edgar, during the period of five years after the Closing Date the Company will furnish to the Representatives at 9 West 57th Street, New York, NY 10022 (i) as soon as practicable after the end of each fiscal year, copies of the annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

(y)

Investment Limitation.  The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Debentures in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(z)

No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Debentures.

(aa)

Lock-Up Agreements.  The Company will enforce all agreements between the Company and any of its security holders to be entered into pursuant to this agreement that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities.  In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements.

Section 4.

Payment of Expenses.

The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Debentures (including all printing and engraving costs), (ii) all fees and expenses of the Trustee under the Indenture, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Debentures to the Initial Purchasers, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, shipping and distribution of the Preliminary Offering Memorandum, each Issuer Free Writing Prospectus and the Final Offering Memorandum, all amendments and supplements thereto and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Debentures for offer and sale under the state securities or blue sky laws, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vii)  the expenses of the Company and the Initial Purchasers in connection with the marketing and offering of the Debentures, including all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Debentures, (viii) the fees and expenses associated with including the Conversion Shares on The Nasdaq Global Select Market and (ix) all expenses and fees in connection with admitting the Debentures for trading in the PORTAL Market.  Except as provided in this Section 4, Section 7, Section 10 and Section 11 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5.

Conditions of the Obligations of the Initial Purchasers.

The obligations of the several Initial Purchasers to purchase and pay for the Debentures as provided herein on the Closing Date and, with respect to the Optional Debentures, any Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Debentures, as of the related Subsequent Closing Date as though then made, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)

Accountants’ Comfort Letter.  On the date hereof, the Representatives shall have received from Deloitte & Touche LLP, independent public accountants for the Company a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to the Initial Purchaser, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

(b)

No Material Adverse Change or Rating Agency Change.  For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Debentures, any Subsequent Closing Date:

(i)

in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

(ii)

there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (a) of this Section 5 which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Debentures as contemplated by the Final Offering Memorandum; and

(iii)

there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(c)

Opinion of Counsel for the Company.  On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion of Godfrey & Kahn, S.C., counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A.

(d)

Opinion of Counsel for the Initial Purchasers.  On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Initial Purchasers, dated as of such Closing Date, in form and substance satisfactory to, and addressed to, the Representatives, with respect to the issuance and sale of the Debentures, the Final Offering Memorandum, (together with any supplement thereto), the Disclosure Package and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e)

Officers’ Certificate.  On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect that the signers of such certificate have carefully examined the Preliminary Offering Memorandum, the Final Offering Memorandum, any amendments or supplements thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect that:

(i)

For the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change.

(ii)

the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct on and as of the Closing Date with the same force and effect as though expressly made on and as of such Closing Date; and

(iii)

the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(f)

Bring-down Comfort Letter.  On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received from Deloitte & Touche LLP, letters dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Subsequent Closing Date, as the case may be.

(g)

Registration Rights Agreement.  The Company shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchasers), and the Registration Rights Agreement shall be in full force and effect.

(h)

Lock-Up Agreement from Certain Securityholders of the Company.  On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit B hereto from David Vander Zanden, David Gomach, Joseph Franzoi IV, Gregory Cessna, Steven Korte, Terry Lay, Ed Emma and Leo McKenna, and such agreement shall be in full force and effect on each of the Closing Date and any Subsequent Closing Date.

(i)

PORTAL Designation.  The Debentures shall have been designated PORTAL-eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

(j)

The Company shall have filed a Notification Form: Listing of Additional Shares with The Nasdaq Stock Market and shall use its reasonable best efforts to effect the listing of the Conversion Shares prior to issuance of the Debentures and the Conversion Shares relating thereto.

(k)

Additional Documents.  On or before each of the Closing Date and any Subsequent Closing Date, the Representatives and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Debentures as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date and, with respect to the Optional Debentures, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7 Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 6.

Representations, Warranties and Agreements of Initial Purchasers.

Each of the Initial Purchasers represents and warrants that it is a “qualified institutional buyer,” as defined in Rule 144A of the Securities Act.  Each Initial Purchaser agrees with the Company that:

(a)

it has not offered or sold, and will not offer or sell, any Debentures within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until one year after the later of the commencement of the offering and the date of closing of the offering except to those it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Act);

(b)

neither it nor any person acting on its behalf has made or will make offers or sales of the Debentures in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States;

(c)

it has taken or will take reasonable steps to ensure that the purchaser of such Debentures is aware that such sale is being made in reliance on Rule 144A;

(d)

any information provided by the Initial Purchasers to publishers of publicly available databases about the terms of the Debentures shall include a statement that the Debentures have not been registered under the Act and are subject to restrictions under Rule 144A under the Act; and

(e)

it acknowledges that additional restrictions on the offer and sale of the Debentures and the Common Stock issuable upon conversion thereof are described in the Final Offering Memorandum.

Section 7.

Reimbursement of Initial Purchasers’ Expenses.

If this Agreement is terminated by the Representatives pursuant to Section 5 or Section 11, or if the sale to the Initial Purchasers of the Debentures on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Debentures, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8.

Indemnification.

(a)

Indemnification of the Initial Purchasers.  The Company agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, the Final Term Sheet or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Initial Purchaser and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by BAS) as such expenses are reasonably incurred by such Initial Purchaser, its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus.  The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)

Indemnification of the Company, its Directors and Officers.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, the Final Term Sheet, the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Issuer Free Writing Prospectus, the Final Term Sheet, the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Company) as such expenses are reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  The Company hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in any Issuer Free Writing Prospectus, the Final Term Sheet, the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in Schedule B.  The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c)

Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof may be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), reasonably approved by the indemnifying party (or by BAS in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)

Settlements.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 9.

Contribution.

If the indemnification provided for in Section 8 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Debentures pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Debentures pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Debentures pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Debentures.  The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A.  For purposes of this Section 9, each officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 10.

RESERVED

Section 11.

Termination of this Agreement.

On or prior to the Closing Date this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by The Nasdaq Global Select Market, (ii) trading in securities generally on either the New York Stock Exchange or The Nasdaq Global Select Market shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (iii) a general banking moratorium shall have been declared by any federal or New York authority or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Debentures in the manner and on the terms described in the Final Offering Memorandum or to enforce contracts for the sale of securities.  Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Initial Purchasers pursuant to Sections 4 and 7 hereof or (b) any Initial Purchaser to the Company.

Section 12.

No Advisory or Fiduciary Responsibility.

The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Initial Purchasers, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company on other matters) and no Initial Purchaser has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Initial Purchasers, or any of them, with respect to the subject matter hereof.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Initial Purchasers with respect to any breach or alleged breach of agency or fiduciary duty.

Section 13.

Representations and Indemnities to Survive Delivery.

The respective indemnities, contribution, agreements, representations, warranties and other statements of the Company, of its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the result hereof, made by or on behalf of any Initial Purchaser or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, (ii) acceptance of the Debentures and payment for them hereunder or (iii) any termination of this Agreement.

Section 14.

Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:
Banc of America Securities LLC
9 West 57th Street
New York, New York  10019
Facsimile:  212-933-2217
Attention:  Syndicate Department

with a copy to:
Banc of America Securities LLC
9 West 57th Street
New York, New York  10019
Facsimile:  (212) 457-3745
Attention:  Raymond P. Ko

If to the Company:
School Specialty, Inc.
W6313 Design Drive
Greenville, WI  54942
Facsimile:  (920) 882-5602
Attention:  David J. Vander Zanden

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 15.

Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any purchaser of the Debentures as such from any of the Initial Purchasers merely by reason of such purchase.

Section 16.

Partial Unenforceability.

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17.

Governing Law Provisions.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 18.

General Provisions.

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto.  The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

SCHOOL SPECIALTY, INC.

By: /s/ David J. Vander Zanden

      Name: David J. Vander Zanden
      Title:   President and
                Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By: /s/ Derek Dillon
      Authorized Signatory

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Firm Debentures to be Purchased
Banc of America Securities LLC	$175,000,000

Total	$175,000,000

SCHEDULE B

The final sentence in the last paragraph of the front cover of the Offering Memorandum.

The first sentence of the third paragraph in “Plan of Distribution”.

The information in the section entitled “Stabilization” in “Plan of Distribution”.

SCHEDULE C

Final Term Sheet dated November 16, 2006 as distributed to investors at 7:30 pm.

EXHIBIT A

[Form of Opinion of Counsel for the Company]

The final opinion in draft form should be attached as Exhibit A at the time this Agreement is executed.

Opinion of counsel for the Company to be delivered pursuant to Section 5(c) of the Purchase Agreement.

References to the Final Offering Memorandum in this Exhibit A include any supplements thereto at the Closing Date.

(i)

The Company has been duly incorporated and is validly existing as a corporation in active status under the laws of the State of Wisconsin.

(ii)

The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

(iii)

The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(iv)

Each significant subsidiary of the Company (as defined in Rule 405 under the Securities Act) is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own or lease, as the case may be, and to operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v)

Based solely on a review of the stock records of each significant subsidiary of the Company, all of the issued and outstanding capital stock of each such significant subsidiary of the Company is owned of record by the Company, directly or through subsidiaries, and to such counsel’s knowledge, is so owned free and clear of any security interest, mortgage, pledge, lien, encumbrance (except for such security interests, mortgages, pledges, liens or encumbrances granted, made or existing under or in connection with the Company’s Credit Agreement or such as would not have a Material Adverse Effect) or, to the knowledge of such counsel, any pending or threatened claim.

(vi)

The Company’s authorized capitalization is as set forth in the Disclosure Package and the Final Offering Memorandum.  The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conforms in all material respects to the descriptions thereof set forth in the Disclosure Package and the Final Offering Memorandum.

(vii)

The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(viii)

The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, constitutes a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors’ or by general equitable principles; and the Indenture conforms in all material respects to the description thereof contained in (x) the Disclosure Package and the Final Term Sheet and (y) Final Offering Memorandum.

(ix)

The Debentures have been duly authorized by the Company; when the Debentures are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement on the Closing Date, as the case may be (assuming due authentication of the Debentures by the Trustee), such Debentures will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Debentures conform in all material respects to the description thereof contained in (x) the Disclosure Package and the Final Term Sheet and (y) the Final Offering Memorandum.

(x)

To such counsel’s knowledge, neither the Company nor any significant subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any certificate, authorization or permit necessary to conduct their respective businesses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could be reasonably expected to have a Material Adverse Effect.

(xi)

To such counsel’s knowledge, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, singly or in the aggregate, have a Material Adverse Effect.

(xii)

The shares of Common Stock initially issuable upon conversion of the Debentures have been duly authorized and reserved and, when issued upon conversion of the Debentures in accordance with the terms of the Debentures, will be validly issued, fully paid and non-assessable (except to the extent provided under former Section 180.0622(2)(b) and predecessor and successor statutes and judicial interpretations thereof with respect to obligations incurred by the Company prior to June 14, 2006), and the issuance of such shares will not be subject to any preemptive or similar rights.

(xiii)

The Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

(xiv)

Neither registration of the Debentures under the Securities Act of 1933, as amended, nor qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for (i) the offer and sale of the Debentures by the Initial Purchasers or (ii) the re-offer and resale of the Debentures by the Initial Purchasers, in each case in the manner contemplated by the Purchase Agreement and the Final Offering Memorandum.

(xv)

No shareholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the Wisconsin Business Corporation Law or (ii) to the knowledge of such counsel, otherwise.

(xvi)

Each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Disclosure Package or the Final Offering Memorandum complied in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

(xvii)

The statements incorporated by reference in each of the Disclosure Package and the Final Offering Memorandum under the heading “Legal Proceedings” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries in all material respects of such legal matters, agreements, documents or proceedings.

(xviii)

The statements set forth in each of the Disclosure Package and the Final Offering Memorandum under the caption “Material U.S. Federal Income Tax Considerations” insofar as such statements purport to summarize matters of United States federal income tax laws or legal conclusions with respect thereto, and subject to the limitations, qualifications and assumptions set forth therein, fairly summarize in all material respects the matters set forth therein.

(xix)

To such counsel’s knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened (i) against or affecting the Company or any of its significant subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its significant subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case any such action, suit or proceeding, if determined adversely, would reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.  To such counsel’s knowledge, there are no existing, threatened or pending, material labor dispute with the employees of the Company or any of its significant subsidiaries.

(xx)

No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency is required for the Company’s execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated thereby and by the Disclosure Package and the Final Offering Memorandum, except as required under the Securities Act, applicable state securities or blue sky laws and from the NASD.

(xxi)

The execution and delivery of the Purchase Agreement, the Indenture and the Debentures by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Purchase Agreement, as to which no opinion need be rendered) (i) will not result in any violation of the provisions of the charter or by-laws of the Company or any significant subsidiary; (ii) will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the Company’s Credit Agreement (except pursuant to restrictions contained within the Credit Agreement on prepayment of the Debentures in cash), Receivables Facility and existing 3.75% Convertible Subordinated Notes due 2023, or (B) to the knowledge of such counsel, any other material Existing Instrument; or (iii) to the knowledge of such counsel, will not result in any violation of any statute, law, rule, judgment, regulation, order or decree applicable to the Company or any of its significant subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its significant subsidiaries or any of its or their properties, except for such violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxii)

The Company is not, and after receipt of payment for the Debentures and the application of the proceeds as contemplated under the caption, “Use of Proceeds” in the Final Offering Memorandum and the Disclosure Package will not be, an “investment company” within the meaning of Investment Company Act.

(xxiii)

To the knowledge of such counsel, neither the Company nor any subsidiary (A) is in violation of its charter or by-laws, or (B) in violation of any statute, law, rule, judgment, regulation, order or decree applicable to the Company or any of its significant subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its or their properties or (C) is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except in the case of clauses (B) and (C) for such violation or Defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Disclosure Package and the Final Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Offering Memorandum and the Disclosure Package (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that (i) the Final Offering Memorandum or any amendments thereto, as of its date or at the Closing Date or any Subsequent Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) the Disclosure Package, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial data derived therefrom, included in or omitted from the Final Offering Memorandum, the Disclosure Package or any amendments or supplements thereto).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the Wisconsin Business Corporation Law or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date or any Subsequent Closing Date, as the case may be, shall be reasonably satisfactory in form and substance to the Initial Purchasers, shall expressly state that the Initial Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Initial Purchasers; provided, however, that such counsel shall further state that they believe that they and the Initial Purchasers are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

EXHIBIT B

[Date]

Banc of America Securities LLC
9 West 57th Street
New York, NY  10019

Re:

School Specialty, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock.  The Company proposes to carry out an offering of [  ]% Convertible Subordinated Debentures due 2026, which will be convertible into Common Stock (the “Offering”), for which you will act as the representatives of the initial purchaser.  The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company.  The undersigned acknowledges that you and the initial purchaser are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into purchase arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Final Offering Memorandum (the “Lock-Up Period”).  If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Banc of America Securities LLC waives, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Purchase Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 14 of the Purchase Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.